EXHIBIT 10.37

Change Order No. - 7
Purchase Agreement No. 1663
Page 2



                         CHANGE ORDER NO. 7

                      DATED SEPTEMBER 19, 1995

                                TO

                     PURCHASE AGREEMENT NO. 1663

                              BETWEEN

                         THE BOEING COMPANY

                                 AND

                       UNITED AIR LINES, INC.


Purchase Agreement No. 1663 between The Boeing Company and United Air Lines, Inc. is hereby further amended as follows:

I.   Effect of Changes on Exhibit A (Detail Specification).

     The attached Weight and Price Tabulation, including the effects of the changes listed, are hereby deemed incorporated into the Detail Specification.

II.  Effect of Changes on the Purchase Agreement Except Exhibit A).

     The effects of the foregoing changes, except Rapid Revisions, are as follows:

          A.   Delivery Schedule

          There is no change to the Aircraft delivery schedule as set forth in Article 2.1 of the Agreement on account of the attached changes.

Change Order No. - 7
Purchase Agreement No. 1663
Page 3


          B.   Aircraft Price.

               The Basic Price of each affected 777-222 Aircraft as set forth in Article 3 of the Agreement is adjusted on account of the foregoing changes as follows:

               Contract Block No.       Price (1990 $ STE)

               [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND
               EXCHANGE COMMISSION PURSUANT TO A REQUEST
               FOR CONFIDENTIAL TREATMENT]


SIGNED as of the day and year first above written.


THE BOEING COMPANY



By /s/ R. C. Nelson

Title Attorney-In-Fact


UNITED AIR LINES, INC.



By /s/ Douglas A. Hacker

Title Senior Vice President and
        Chief Financial Officer

Enclosure B to B-S210-9531858
Page 1 of 5

                           Change Summary
              Change Order 7 to Purchase Agreement 1663
                       Model 777-222 Aircraft

                          Post Contract Change Requests

Change  Change Title  Engineering  MEW   OEW   Change Price  (1990 $s STE)
Number                Tab Block


            None


                           Master Changes

Change  Change Title  Engineering  MEW   OEW   Change Price  (1990 $s STE)
Number                Tab Block


    [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
    CONFIDENTIAL TREATMENT]

                    Enclosure B to B-S210-9531858
                             Page 2 of 5

    [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
    CONFIDENTIAL TREATMENT]

                    Enclosure B to B-S210-9531858
                             Page 3 of 5

                        Miscellaneous Changes

Change  Change Title  Engineering  MEW   OEW   Change Price  (1990 $s STE)
Number                Tab Block


    [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
    CONFIDENTIAL TREATMENT]

                    Enclosure B to B-S210-9531858
                             Page 4 of 5

    [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
    CONFIDENTIAL TREATMENT]






    [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
    CONFIDENTIAL TREATMENT]


                    Enclosure B to B-S210-9531858
                             Page 5 of 5

    [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
    CONFIDENTIAL TREATMENT]





                    Total Weight and PRICE Change

      [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
      TO A REQUEST FOR CONFIDENTIAL TREATMENT]